                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      25
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                                    COMSTOCK FUND               STOCK MARKET.           MARKET FOR VALUE STOCKS.
                                                    -------------         --------------------------   --------------------------
12/92                                                    9423                       10000                        10000
                                                         9783                       10437                        10924
                                                         9799                       10488                        11230
                                                        10166                       10759                        11811
12/93                                                   10280                       11008                        11861
                                                         9887                       10591                        11472
                                                         9776                       10635                        11579
                                                        10079                       11155                        11875
12/94                                                    9903                       11153                        11785
                                                        10954                       12239                        12921
                                                        11881                       13408                        14045
                                                        12844                       14473                        15163
12/95                                                   13483                       15345                        16145
                                                        14435                       16168                        17177
                                                        14851                       16894                        17528
                                                        15181                       17416                        17991
12/96                                                   16496                       18868                        19697
                                                        16469                       19374                        20044
                                                        18505                       22756                        22944
                                                        20872                       24460                        25047
12/97                                                   21430                       25163                        25602
                                                        24166                       28672                        28560
                                                        23852                       29619                        28708
                                                        22427                       26673                        25001
12/98                                                   25742                       32352                        29359
                                                        25227                       33969                        30196
                                                        28321                       36363                        33457
                                                        25448                       34091                        30370
12/99                                                   26355                       39164                        33095
                                                        26472                       40062                        33172
                                                        27033                       38998                        31747
                                                        30134                       38620                        34545
12/00                                                   34764                       35598                        35108
                                                        34174                       31378                        32817
                                                        36739                       33214                        34262
                                                        31778                       28339                        28710
12/01                                                   34142                       31367                        30997
                                                        35334                       31454                        31407
                                                        30402                       27240                        28064
                                                        24524                       22534                        22323
12/02                                                   27454                       24434                        24532

This chart compares your fund's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

RETURN HIGHLIGHTS

(as of December 31, 2002)

                            A SHARES   B SHARES   C SHARES   R SHARES
-------------------------------------------------------------------------
One-year total return
based on NAV(1)              -19.59%    -20.21%    -20.21%        N/A
-------------------------------------------------------------------------
One-year total return(2)     -24.23%    -24.15%    -21.00%        N/A
-------------------------------------------------------------------------
Five-year average annual
total return(2)                3.84%      4.09%      4.28%        N/A
-------------------------------------------------------------------------
Ten-year average annual
total return(2)               10.63%     10.75%(3)      N/A       N/A
-------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)        11.52%     11.13%(3)   10.59%     8.35%(4)
-------------------------------------------------------------------------
Commencement date           10/07/68   10/19/92   10/26/93   10/01/02
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class R Shares commenced operations on 10/01/02. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for Class R Shares is up to .50%. This return represents the cumulative total return from commencement of operations to 12/31/02.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

           PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   SPRINT                      5.1%
     Provides telecommunication products
     and services worldwide.

2.   FREDDIE MAC                 4.2%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

3.   BRISTOL-MYERS SQUIBB        4.0%
     Produces and distributes
     pharmaceuticals, medicine, nutri-
     tional supplements, medical devices
     and beauty-care products.

4.   HALLIBURTON                 3.9%
     Provides services and equipment to
     the oil and gas industry.

5.   SCHLUMBERGER                3.5%
     Provides services and equipment to
     the oil and gas industry.

6.   BANK OF AMERICA             2.8%
     Provides financial services to
     customers and businesses throughout
     the United States.

7.   FEDERATED DEPARTMENT
     STORES                      2.7%
     Operates department stores in the
     United States including Macy's and
     Bloomingdales.

8.   DOW CHEMICAL                2.6%
     Develops and manufactures chemicals,
     plastics and other materials.

9.   KROGER                      2.5%
     Operates a variety of retail stores,
     including grocery, convenience and
     jewelry stores.

10.  BP PLC--ADR (UNITED
     KINGDOM)                    2.1%
     Explores for and produces oil and
     natural gas and manufactures
     petrochemicals.


TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Pharmaceuticals                                                             12.4%                               5.1%
Diversified Financial Services                                               8.1%                               3.9%
Electric Utilities                                                           7.6%                              11.7%
Integrated Telecommunication Services                                        7.5%                               4.3%
Oil & Gas Equipment & Services                                               7.3%                               6.1%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12
MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE
ADVISER'S MULTI-CAP VALUE TEAM. CURRENT MEMBERS(1) INCLUDE
B. ROBERT BAKER, JR., MANAGING DIRECTOR; JASON S. LEDER,
EXECUTIVE DIRECTOR; AND KEVIN C. HOLT, EXECUTIVE DIRECTOR.
THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A   The market environment was
extremely challenging. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible market bottom. The net result, however, was a difficult market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

    That said, it is important to remind shareholders that we do not rely on top-down analysis of the economy, interest rates or commodity prices. We do not base our investment decisions on macroeconomic forecasts. Instead, we manage the fund through bottom-up fundamental analysis, seeking to identify inexpensive stocks. Our sector weightings come purely from the bottom up. If the fund is overweighted in a particular sector, it's the result of our finding fundamentally undervalued stocks within this segment of the market.

Q   HOW DID THE FUND PERFORM?

A   For the 12-month period ended
December 31, 2002, the fund returned -19.59 percent. By comparison, the

Standard & Poor's 500 Index and the Standard & Poor's Barra Value Index, the fund's benchmark indexes, returned -22.09 percent and -20.80 percent, respectively. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to
0.25 percent but excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the fund. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   The fund's top contributor was
Halliburton, which for most of the year was its largest position. The stock had reached a low in December 2001, resulting from adverse decisions in four asbestos cases. At the beginning of 2002, the stock fell further and we added substantially to the position.

    The fund also enjoyed solid performance from Sealed Air, Gap and Bank of America.

    Keep in mind that not all securities held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHAT HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   The fund's weakest performers
were primarily in the technology sector. Solectron and Motorola were the largest negative contributors. We started increasing the fund's technology exposure in 2001 after the market had come down and continued to add to it after the September 11, 2001, terrorist attacks. We thought fundamentals were not yet improving but valuations were attractive on a longer-term basis. Unfortunately, the economic downturn has lasted longer than we anticipated and those stocks have continued to underperform.

    The fund's exposure to the telecommunications sector was also a drag on its performance. We started building positions during the first quarter, when we found what we considered to be extremely inexpensive valuations. However, those stocks' fundamentals continued to deteriorate at a rapid rate and, because of liquidity issues and financial stress, they declined precipitously from what were already extremely low prices. WorldCom led the decline, followed by Qwest Communications and Sprint. Two utility selections, CenterPoint Energy and TXU, also disappointed us.

Q   WHERE ARE YOU FINDING
    VALUE THESE DAYS?

A   It's a lot more difficult than it was.
One industry that stands out is pharmaceuticals. We believe many of these stocks, such as Bristol-Myers Squibb, Pfizer (through our Pharmacia position), Merck and Schering-Plough, are relatively cheap in relation to their historical prices. In our opinion, they have been overdiscounted versus the companies' actual financial condition and long-term prospects. It is our belief that the negatives associated with the industry--lack of products in the pipeline, an unusually large number of blockbuster drugs coming off patent in 2002, scrutiny by the government over pricing--are fully reflected in the stocks' valuations. Over the long term, we think we will see some terrific products coming from these companies, with continued pricing flexibility. These stocks are and will likely continue to be growth companies and when investors' psychology shifts, we believe the stocks will outperform the market.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   We do not focus on economic or
market outlooks. Our investment process is based on risk and reward. As bottom-up stock pickers, we believe we best serve investors by maintaining a disciplined value approach and attempting to provide consistent performance, one company at a time. We will continue to use our value discipline to select stocks for the fund.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A preselected set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges but does include distribution and/or service fees.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  94.7%
ADVERTISING  0.5%
Interpublic Group Cos., Inc. .............................   2,360,213   $   33,231,799
                                                                         --------------
APPAREL RETAIL  2.2%
Limited Brands............................................   2,291,343       31,918,408
The Gap, Inc. ............................................   6,605,200      102,512,704
                                                                         --------------
                                                                            134,431,112
                                                                         --------------
BANKS  4.6%
Bank of America Corp. ....................................   2,410,728      167,714,347
FleetBoston Financial Corp. ..............................     239,155        5,811,466
PNC Financial Services Group, Inc. .......................     455,600       19,089,640
SunTrust Banks, Inc. .....................................     531,301       30,241,653
Washington Mutual, Inc. ..................................     342,230       11,817,202
Wells Fargo & Co. ........................................   1,057,982       49,587,616
                                                                         --------------
                                                                            284,261,924
                                                                         --------------
BROADCASTING & CABLE TV  1.9%
Comcast Corp., Class A (a)................................   5,160,066      121,622,756
                                                                         --------------
COMPUTER HARDWARE  1.5%
Dell Computer Corp. (a)...................................     239,360        6,400,486
Hewlett-Packard Co. ......................................   4,377,257       75,989,182
International Business Machines Corp. ....................     175,783       13,623,183
                                                                         --------------
                                                                             96,012,851
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  1.5%
Electronics for Imaging, Inc. (a).........................   1,937,360       31,503,411
Lexmark International, Inc. (a)...........................     889,615       53,821,708
SanDisk Corp. (a).........................................     493,342       10,014,843
                                                                         --------------
                                                                             95,339,962
                                                                         --------------
CONSUMER FINANCE  0.3%
Capital One Financial Corp. ..............................     692,981       20,595,395
                                                                         --------------

DEPARTMENT STORES  2.6%
Federated Department Stores, Inc. (a).....................   5,557,800      159,842,328
                                                                         --------------

DIVERSIFIED CHEMICALS  2.4%
Dow Chemical Co. .........................................   5,091,739      151,224,648
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  7.6%
Citigroup, Inc. ..........................................   1,981,505   $   69,729,161
Fannie Mae................................................     335,200       21,563,416
Freddie Mac...............................................   4,220,166      249,200,802
Goldman Sachs Group, Inc. ................................     358,200       24,393,420
Instinet Group, Inc. (a)..................................     356,800        1,509,264
J.P. Morgan Chase & Co. ..................................   1,230,864       29,540,736
Janus Cap Group, Inc. ....................................     554,013        7,240,950
Merrill Lynch & Co., Inc. ................................   1,425,016       54,079,357
Principal Financial Group, Inc. ..........................     644,828       19,428,668
                                                                         --------------
                                                                            476,685,774
                                                                         --------------
DIVERSIFIED METALS & MINING  0.7%
Freeport-McMoRan Copper & Gold, Inc., Class B (a).........   2,515,006       42,201,801
                                                                         --------------

DRUG RETAIL  1.2%
CVS Corp. ................................................   2,907,839       72,608,740
                                                                         --------------

ELECTRIC UTILITIES  7.2%
American Electric Power Co., Inc. ........................     751,316       20,533,466
Centerpoint Energy Inc. ..................................  11,097,900       94,332,150
Constellation Energy Group, Inc. .........................   1,036,522       28,836,042
Exelon Corp. .............................................     924,628       48,792,620
IDACORP, Inc. ............................................     734,080       18,227,206
Public Service Enterprise Group, Inc. ....................   1,658,578       53,240,354
Reliant Resources, Inc. (a)...............................   8,229,782       26,335,302
Scottish Power PLC--ADR (United Kingdom)..................   1,869,740       42,854,441
TXU Corp. ................................................   6,329,226      118,229,942
                                                                         --------------
                                                                            451,381,523
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.3%
Flextronics International Ltd. (Singapore) (a)............   5,996,417       49,110,655
Jabil Circuit, Inc. (a)...................................   1,013,780       18,166,938
KEMET Corp. (a)...........................................     826,480        7,223,435
Solectron Corp. (a).......................................   1,935,330        6,870,422
                                                                         --------------
                                                                             81,371,450
                                                                         --------------
FOOD RETAIL  2.8%
Kroger Co. (a)............................................   9,468,231      146,284,169
Safeway, Inc. (a).........................................   1,108,915       25,904,254
                                                                         --------------
                                                                            172,188,423
                                                                         --------------
GOLD  0.7%
Barrick Gold Corp. (Canada)...............................   1,158,668       17,855,074
Placer Dome, Inc. (Canada)................................   1,991,956       22,907,494
                                                                         --------------
                                                                             40,762,568
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE EQUIPMENT  0.7%
Baxter International, Inc. ...............................     800,000   $   22,400,000
Guidant Corp. (a).........................................     687,000       21,193,950
                                                                         --------------
                                                                             43,593,950
                                                                         --------------
HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. .....................................   2,520,975      119,670,683
                                                                         --------------

INDUSTRIAL MACHINERY  0.6%
Cognex Corp. (a)..........................................   2,106,687       38,826,241
                                                                         --------------

INTEGRATED OIL & GAS  4.6%
BP PLC--ADR (United Kingdom)..............................   2,994,396      121,722,197
ChevronTexaco Corp. ......................................     573,359       38,116,906
ConocoPhillips............................................   1,832,683       88,683,530
Total Fina Elf SA--ADR (France)...........................     493,000       35,249,500
                                                                         --------------
                                                                            283,772,133
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  7.1%
Amdocs Ltd. (Guernsey) (a)................................     534,919        5,252,905
AT&T Corp. ...............................................   2,047,800       53,468,058
Sprint Corp. .............................................  20,701,900      299,763,512
Verizon Communications, Inc. .............................   2,148,166       83,241,433
                                                                         --------------
                                                                            441,725,908
                                                                         --------------
INTERNET SOFTWARE & SERVICES  0.1%
Check Point Software Technologies Ltd. (Israel) (a).......     272,408        3,533,132
                                                                         --------------

IT CONSULTING & SERVICES  0.1%
SunGard Data Systems, Inc. (a)............................     392,336        9,243,436
                                                                         --------------

LIFE & HEALTH INSURANCE  0.9%
Torchmark Corp. ..........................................   1,200,447       43,852,329
UnumProvident Corp. ......................................     600,285       10,528,999
                                                                         --------------
                                                                             54,381,328
                                                                         --------------
MANAGED HEALTH CARE  1.5%
Aetna, Inc. ..............................................   2,281,942       93,833,455
                                                                         --------------

MARINE  0.0%
CP Ships Ltd. (United Kingdom)............................     109,115        1,481,782
                                                                         --------------

MOVIES & ENTERTAINMENT  1.7%
Walt Disney Co. ..........................................   6,449,656      105,193,889
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ......................      68,900   $    1,973,985
                                                                         --------------

NETWORKING EQUIPMENT  0.6%
Cisco Systems, Inc. (a)...................................   3,099,044       40,597,476
                                                                         --------------

OIL & GAS DRILLING  1.1%
Diamond Offshore Drilling, Inc. ..........................   3,171,324       69,293,429
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  7.0%
Halliburton Co. ..........................................  12,190,580      228,085,752
Schlumberger Ltd. ........................................   4,886,830      205,686,675
                                                                         --------------
                                                                            433,772,427
                                                                         --------------
PACKAGED FOODS  1.1%
Sara Lee Corp. ...........................................   3,037,262       68,368,768
                                                                         --------------

PAPER PACKAGING  1.1%
Sealed Air Corp. (a)......................................   1,784,331       66,555,546
                                                                         --------------

PAPER PRODUCTS  3.0%
Boise Cascade Corp. ......................................   2,840,156       71,628,734
Georgia-Pacific Corp. ....................................   3,174,000       51,291,840
International Paper Co. ..................................   1,902,571       66,532,908
                                                                         --------------
                                                                            189,453,482
                                                                         --------------
PHARMACEUTICALS  11.8%
Bristol-Myers Squibb Co. .................................  10,170,000      235,435,500
GlaxoSmithKline PLC--ADR (United Kingdom).................   2,332,000       87,356,720
Merck & Co., Inc. ........................................   1,531,618       86,704,895
Pharmacia Corp. ..........................................   2,789,714      116,610,045
Roche Holdings, AG--ADR (Switzerland).....................   1,013,246       70,217,948
Schering-Plough Corp. ....................................   3,418,890       75,899,358
Wyeth.....................................................   1,654,696       61,885,630
                                                                         --------------
                                                                            734,110,096
                                                                         --------------
PROPERTY & CASUALTY  4.1%
Allstate Corp. ...........................................   2,474,529       91,532,828
AMBAC Financial Group, Inc. ..............................     872,363       49,061,695
Berkshire Hathaway, Inc., Class B (a).....................       4,200       10,176,600
Chubb Corp. ..............................................   1,380,580       72,066,276
LandAmerica Financial Group, Inc. ........................     271,099        9,610,460
Travelers Property Casualty Corp., Class A (a)............     358,000        5,244,700
Travelers Property Casualty Corp., Class B (a)............   1,285,449       18,831,828
                                                                         --------------
                                                                            256,524,387
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .......................   1,507,999   $   39,223,054
                                                                         --------------

RESTAURANTS  1.2%
McDonald's Corp. .........................................   4,474,000       71,941,920
                                                                         --------------

SEMICONDUCTOR EQUIPMENT  0.5%
Credence Systems Corp. (a)................................   2,678,503       24,990,433
Novellus Systems, Inc. (a)................................     312,500        8,775,000
                                                                         --------------
                                                                             33,765,433
                                                                         --------------
SEMICONDUCTORS  0.1%
Intel Corp. ..............................................     274,392        4,272,283
                                                                         --------------

SPECIALTY STORES  0.2%
Zale Corp. (a)............................................     478,000       15,248,200
                                                                         --------------

STEEL  0.6%
United States Steel Corp. ................................   2,831,950       37,155,184
                                                                         --------------

SYSTEMS SOFTWARE  0.4%
Microsoft Corp. ..........................................     492,626       25,468,764
                                                                         --------------

TELECOMMUNICATIONS EQUIPMENT  1.8%
Andrew Corp. (a)..........................................   1,185,113       12,182,962
Comverse Technology, Inc. (a).............................   2,199,741       22,041,405
Ericsson, Class B--ADR (Sweden)...........................   1,107,828        7,466,761
JDS Uniphase Corp. (a)....................................   5,559,635       13,732,298
Motorola, Inc. ...........................................   4,819,560       41,689,194
Nokia Corp.--ADR (Finland)................................     789,180       12,232,290
                                                                         --------------
                                                                            109,344,910
                                                                         --------------
TOBACCO  1.3%
Philip Morris Cos., Inc. .................................   1,948,683       78,980,122
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $6,441,627,489)...............................................    5,905,068,457

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                             MARKET
DESCRIPTION                                                                  VALUE
REPURCHASE AGREEMENT  5.1%
UBS Securities ($319,846,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/02, to be sold on
  01/02/03 at $319,866,079) (Cost $319,846,000).......................   $  319,846,000
                                                                         --------------

TOTAL INVESTMENTS  99.8%
  (Cost $6,761,473,489)...............................................    6,224,914,457
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...........................        9,928,214
                                                                         --------------

NET ASSETS  100.0%....................................................   $6,234,842,671
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $6,761,473,489).....................  $ 6,224,914,457
Receivables:
  Fund Shares Sold..........................................       20,241,559
  Investments Sold..........................................       15,120,903
  Dividends.................................................       14,026,857
  Interest..................................................           10,040
Other.......................................................          268,969
                                                              ---------------
    Total Assets............................................    6,274,582,785
                                                              ---------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       21,391,998
  Investments Purchased.....................................       10,582,897
  Distributor and Affiliates................................        5,291,772
  Investment Advisory Fee...................................        2,132,146
Trustees' Deferred Compensation and Retirement Plans........          267,497
Accrued Expenses............................................           73,804
                                                              ---------------
    Total Liabilities.......................................       39,740,114
                                                              ---------------
NET ASSETS..................................................  $ 6,234,842,671
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 7,825,224,305
Accumulated Undistributed Net Investment Income.............        5,802,973
Net Unrealized Depreciation.................................     (536,559,032)
Accumulated Net Realized Loss...............................   (1,059,625,575)
                                                              ---------------
NET ASSETS..................................................  $ 6,234,842,671
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,193,394,395 and 339,872,226 shares of
    beneficial interest issued and outstanding).............  $         12.34
    Maximum sales charge (5.75%* of offering price).........              .75
                                                              ---------------
    Maximum offering price to public........................  $         13.09
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,481,953,473 and 120,031,077 shares of
    beneficial interest issued and outstanding).............  $         12.35
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $559,474,103 and 45,291,885 shares of
    beneficial interest issued and outstanding).............  $         12.35
                                                              ===============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,700 and 1,676 shares of beneficial
    interest issued and outstanding)........................  $         12.35
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $1,444,195)...............................................  $   131,637,424
Interest....................................................        9,138,028
                                                              ---------------
    Total Income............................................      140,775,452
                                                              ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $10,434,194, $15,587,283, $5,730,848 and
  $17, respectively)........................................       31,752,342
Investment Advisory Fee.....................................       25,265,749
Shareholder Services........................................       12,639,402
Custody.....................................................          591,906
Legal.......................................................          232,917
Trustees' Fees and Related Expenses.........................           73,729
Other.......................................................        2,164,410
                                                              ---------------
    Total Expenses..........................................       72,720,455
    Less Credits Earned on Cash Balances....................          173,052
                                                              ---------------
    Net Expenses............................................       72,547,403
                                                              ---------------
NET INVESTMENT INCOME.......................................  $    68,228,049
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (955,987,299)
  Futures...................................................       (7,310,261)
  Foreign Currency Transactions.............................             (186)
                                                              ---------------
Net Realized Loss...........................................     (963,297,746)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       83,210,565
  End of the Period:
    Investments.............................................     (536,559,032)
                                                              ---------------
Net Unrealized Depreciation During the Period...............     (619,769,597)
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(1,583,067,343)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,514,839,294)
                                                              ===============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $    68,228,049      $   46,825,737
Net Realized Gain/Loss...........................     (963,297,746)        230,305,798
Net Unrealized Depreciation During the Period....     (619,769,597)       (417,544,483)
                                                   ---------------      --------------
Change in Net Assets from Operations.............   (1,514,839,294)       (140,412,948)
                                                   ---------------      --------------

Distributions from Net Investment Income:
  Class A Shares.................................      (53,629,619)        (42,589,847)
  Class B Shares.................................       (6,204,139)         (5,621,660)
  Class C Shares.................................       (2,318,109)         (1,630,928)
  Class R Shares.................................              (54)                -0-
                                                   ---------------      --------------
                                                       (62,151,921)        (49,842,435)
                                                   ---------------      --------------

Distributions from Net Realized Gain:
  Class A Shares.................................      (40,745,063)       (203,988,966)
  Class B Shares.................................      (15,447,311)        (69,619,434)
  Class C Shares.................................       (5,503,302)        (21,885,028)
  Class R Shares.................................              -0-                 -0-
                                                   ---------------      --------------
                                                       (61,695,676)       (295,493,428)
                                                   ---------------      --------------
Total Distributions..............................     (123,847,597)       (345,335,863)
                                                   ---------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    1,638,686,891        (485,748,811)
                                                   ---------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    3,798,326,495       3,621,489,837
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      108,148,170         301,950,757
Cost of Shares Repurchased.......................   (1,785,114,867)       (817,744,789)
                                                   ---------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    2,121,359,798       3,105,695,805
                                                   ---------------      --------------
TOTAL INCREASE IN NET ASSETS.....................      482,672,907       2,619,946,994
NET ASSETS:
Beginning of the Period..........................    5,752,169,764       3,132,222,770
                                                   ---------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $5,802,973 and ($263,025), respectively).......  $ 6,234,842,671      $5,752,169,764
                                                   ===============      ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                YEAR ENDED DECEMBER 31,
CLASS A SHARES                    ----------------------------------------------------
                                    2002     2001 (b)     2000       1999       1998
                                  ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $  15.68   $  17.23   $  14.80   $  16.39   $  16.20
                                  --------   --------   --------   --------   --------
  Net Investment Income.........       .18        .22        .31        .24        .27
  Net Realized and Unrealized
    Gain/Loss...................     (3.21)      (.54)      4.08        .11       2.87
                                  --------   --------   --------   --------   --------
Total from Investment
  Operations....................     (3.03)      (.32)      4.39        .35       3.14
                                  --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income...........       .17        .23        .31        .29        .28
  Distributions from Net
    Realized Gain...............       .14       1.00       1.65       1.65       2.67
                                  --------   --------   --------   --------   --------
Total Distributions.............       .31       1.23       1.96       1.94       2.95
                                  --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  12.34   $  15.68   $  17.23   $  14.80   $  16.39
                                  ========   ========   ========   ========   ========

Total Return (a)................   -19.59%     -1.79%     31.91%      2.39%     20.12%
Net Assets at End of the Period
  (In millions).................  $4,193.4   $3,835.4   $2,507.4   $1,801.3   $1,752.4
Ratio of Expenses to Average Net
  Assets........................      .89%       .87%       .93%       .89%       .91%
Ratio of Net Investment Income
  to Average Net Assets.........     1.33%      1.30%      2.10%      1.73%      1.59%
Portfolio Turnover..............       52%        62%        89%        72%       102%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 YEAR ENDED DECEMBER 31,
CLASS B SHARES                        ----------------------------------------------
                                        2002     2001 (b)    2000     1999     1998
                                      ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $  15.67   $  17.23   $14.78   $16.38   $16.21
                                      --------   --------   ------   ------   ------
  Net Investment Income.............       .07        .08      .19      .12      .13
  Net Realized and Unrealized
    Gain/Loss.......................     (3.20)      (.54)    4.10      .10     2.87
                                      --------   --------   ------   ------   ------
Total from Investment Operations....     (3.13)      (.46)    4.29      .22     3.00
                                      --------   --------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income..........................       .05        .10      .19      .17      .16
  Distributions from Net Realized
    Gain............................       .14       1.00     1.65     1.65     2.67
                                      --------   --------   ------   ------   ------
Total Distributions.................       .19       1.10     1.84     1.82     2.83
                                      --------   --------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD..  $  12.35   $  15.67   $17.23   $14.78   $16.38
                                      ========   ========   ======   ======   ======

Total Return (a)....................   -20.21%     -2.54%   31.06%    1.57%   19.13%
Net Assets at End of the Period (In
  millions).........................  $1,482.0   $1,437.2   $505.9   $319.6   $204.7
Ratio of Expenses to Average Net
  Assets............................     1.65%      1.65%    1.70%    1.66%    1.70%
Ratio of Net Investment Income to
  Average Net Assets................      .57%       .52%    1.32%    1.00%     .79%
Portfolio Turnover..................       52%        62%      89%      72%     102%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 YEAR ENDED DECEMBER 31,
CLASS C SHARES                        ----------------------------------------------
                                       2002     2001 (b)    2000     1999     1998
                                      ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 15.68    $17.23    $14.79   $16.38   $ 16.21
                                      -------    ------    ------   ------   -------
  Net Investment Income.............      .07       .08       .19      .13       .12
  Net Realized and Unrealized
    Gain/Loss.......................    (3.21)     (.53)     4.09      .09      2.88
                                      -------    ------    ------   ------   -------
Total from Investment Operations....    (3.14)     (.45)     4.28      .22      3.00
                                      -------    ------    ------   ------   -------
Less:
  Distributions from Net Investment
    Income..........................      .05       .10       .19      .17       .16
  Distributions from Net Realized
    Gain............................      .14      1.00      1.65     1.64      2.67
                                      -------    ------    ------   ------   -------
Total Distributions.................      .19      1.10      1.84     1.81      2.83
                                      -------    ------    ------   ------   -------
NET ASSET VALUE, END OF THE PERIOD..  $ 12.35    $15.68    $17.23   $14.79   $ 16.38
                                      =======    ======    ======   ======   =======

Total Return (a)....................  -20.21%    -2.54%    30.97%    1.64%    19.13%
Net Assets at End of the Period (In
  millions).........................  $ 559.5    $479.6    $118.9   $ 95.1   $  49.9
Ratio of Expenses to Average Net
  Assets............................    1.65%     1.64%     1.69%    1.66%     1.71%
Ratio of Net Investment Income to
  Average Net Assets................     .57%      .52%     1.34%    1.00%      .78%
Portfolio Turnover..................      52%       62%       89%      72%      102%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                               OCTOBER 1, 2002
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                       CLASS R SHARES                          OPERATIONS) TO
                                                              DECEMBER 31, 2002
                                                              -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $11.43
                                                                   ------
  Net Investment Income.....................................          .03
  Net Realized and Unrealized Gain..........................          .92
                                                                   ------
Total from Investment Operations............................          .95
Less Distributions from Net Investment Income...............          .03
                                                                   ------
NET ASSET VALUE, END OF THE PERIOD..........................       $12.35
                                                                   ======

Total Return (a)............................................        8.35%*
Net Assets at End of the Period (In thousands)..............       $ 20.7
Ratio of Expenses to Average Net Assets.....................        1.26%
Ratio of Net Investment Income to Average Net Assets........        1.87%
Portfolio Turnover..........................................          52%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period. This return includes combined Rule 12b-1 fees and service fees of .50% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B, Class C and Class R Shares commenced on October 19, 1992, October 26, 1993 and October 1, 2002, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on debt securities are amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $659,164,101, which will expire on December 31, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $6,994,882,445
                                                                ==============
Gross tax unrealized appreciation...........................    $  192,107,724
Gross tax unrealized depreciation...........................      (962,075,712)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (769,967,988)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The tax character of distributions paid during December 31, 2002 and 2001 was as follows:

                                                              2002           2001
Distributions paid from:
  Ordinary income.......................................  $ 92,723,829   $202,303,474
  Long-term capital gain................................    31,123,768    143,032,389
                                                          ------------   ------------
                                                          $123,847,597   $345,335,863
                                                          ============   ============

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to net realized losses on foreign currency transactions totaling $186 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $9,944 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $6,129,219

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $173,052 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION Asset and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................     .50%
Next $1 billion.............................................     .45%
Next $1 billion.............................................     .40%
Over $3 billion.............................................     .35%

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $232,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $360,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $11,304,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $180,400 are included in "Other" assets on

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $552,489.

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $5,104,608,134, $1,971,594,823,
$749,001,489, and $19,859, for Classes A, B, C, and R, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A............................................   186,925,245   $ 2,635,899,857
  Class B............................................    54,237,582       786,845,156
  Class C............................................    25,824,270       375,561,677
  Class R............................................         1,672            19,805
                                                       ------------   ---------------
Total Sales..........................................   266,988,769   $ 3,798,326,495
                                                       ============   ===============
Dividend Reinvestment:
  Class A............................................     5,730,192   $    82,154,253
  Class B............................................     1,310,895        19,808,103
  Class C............................................       406,720         6,185,760
  Class R............................................             4                54
                                                       ------------   ---------------
Total Dividend Reinvestment..........................     7,447,811   $   108,148,170
                                                       ============   ===============
Repurchases:
  Class A............................................   (97,438,433)  $(1,276,321,884)
  Class B............................................   (27,227,164)     (358,387,180)
  Class C............................................   (11,528,895)     (150,405,803)
  Class R............................................           -0-               -0-
                                                       ------------   ---------------
Total Repurchases....................................  (136,194,492)  $(1,785,114,867)
                                                       ============   ===============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $3,662,875,908, $1,523,328,744 and
$517,659,855, for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................  119,525,877    $2,006,127,447
  Class B.............................................   70,027,751     1,183,472,461
  Class C.............................................   25,684,056       431,889,929
                                                        -----------    --------------
Total Sales...........................................  215,237,684    $3,621,489,837
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   13,672,730    $  214,376,224
  Class B.............................................    4,430,213        69,063,724
  Class C.............................................    1,188,127        18,510,809
                                                        -----------    --------------
Total Dividend Reinvestment...........................   19,291,070    $  301,950,757
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (34,051,394)   $ (566,605,366)
  Class B.............................................  (12,114,603)     (199,013,809)
  Class C.............................................   (3,182,173)      (52,125,614)
                                                        -----------    --------------
Total Repurchases.....................................  (49,348,170)   $ (817,744,789)
                                                        ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 978,162 and 1,245,788 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,523,000 and CDSC on redeemed shares of approximately $4,749,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,446,763,874 and $3,026,420,365, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended December 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at December 31, 2001............................      525
Futures Opened..............................................      525
Futures Closed..............................................   (1,050)
                                                               ------
Outstanding at December 31, 2002............................      -0-
                                                               ======

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, Class C Shares, and Class R Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares, and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2002, are payments retained by Van Kampen of approximately $16,478,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $1,950,700.

    Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $53,400,700 and $2,149,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Comstock Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Comstock Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Comstock Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110


LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2002. For corporate shareholders 78% of the distributions qualify for the dividend received deductions. Additionally, during the period, The Fund designated and paid $31,123,768 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
13, 113, 213, 313                                              Member NASD/SIPC.
COM ANR 2/03                                                     9467B03-AP-2/03